February 1, 2013

DREYFUS INVESTMENT FUNDS

- DREYFUS/THE BOSTON COMPANY SMALL CAP VALUE FUND

Supplement to Summary and Statutory Prospectus

dated February 1, 2013

The following information supplements and supersedes any contrary information contained in the fund’s Summary and Statutory Prospectus.

            As of the date of this Prospectus, the fund’s Class A shares are not currently offered.